SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   January 6, 2011

CHINA INSURE HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54039	27-3819635
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7th Floor, 11 Niu St.
Xicheng District, Beijing 100053 China

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 255 4700
 (ISSUER TELEPHONE NUMBER)

EUROPA ACQUISITION III, INC.
100 Europa Drive, Suite 455
Chapel Hill, North Carolina 27517
(919) 933-2720
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2011, Peter Reichard and Peter Coker, the shareholders of EUROPA ACQUISITION III, INC., entered into a stock purchase agreement (the “Agreement”) with Hua Zhang.  Pursuant to the Agreement, Peter Reichard and Peter Coker transferred to Hua Zhang 100,000 shares of our common stock which represents all of our issued and outstanding shares in consideration of $50,000.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On January 6, 2011, Peter Reichard and Peter Coker, the shareholders of EUROPA ACQUISITION III, INC., consummated a sale of 100,000 shares of our common stock to Hua Zhang for an aggregate purchase price of $50,000. Following the closing of the stock purchase transaction, Hua Zhang owns a 100% interest in the issued and outstanding shares of our common stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On January 6, 2011, Peter Reichard resigned as our President and member of the Board of Directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On January 6, 2011, Hua Zhang was appointed as the Chairman of our Board of Directors, President and Chief Executive Officer.

Hua Zhang, Age 62, President, CEO and Director

Hua Zhang has over 20 years of experience in business development, marketing, and distribution. Mr. Zhang has been the founder and chairman of Fore (Beijing) Insurance Broker Co., Ltd. since 2010. Fore (Beijing) Insurance Broker Co., Ltd. is primarily focused on providing insurance and other financial services to China’s emerging middle class population. Between 2006 and 2010, Mr. Zhang was the chairman of Wuhan Fengxin Agricultural Technology Development Co., Ltd. Between 1994 and 2006, Mr. Zhang was the chairman of Wuhan Guarana Health Products Group Co., Ltd. Mr. Zhang received his college degree from Hubei Economic Management University.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at China inSure Holdings, Inc.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 6, 2011, pursuant to the Agreement, a majority of the voting stockholders and the Board adopted resolutions by consent changing our name to “China inSure Holdings, Inc.” to better reflect our current business. We filed the certificate of amendment in the state of Nevada, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 6, 2011, pursuant to the Agreement, the Board adopted a resolution by unanimous written consent changing its fiscal year end from June 30 to December 31.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.
3.1Certificate of Amendment for Name Change.
10.1 Stock Purchase Agreement between Peter Reichard and Hua Zhang Effective January 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPA ACQUISITION III, INC.

By:  /s/ Hua Zhang
Name: Hua Zhang
Title: President and Chief Executive Officer

Dated: January 27, 2011